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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 17, 2004

                              CONCORD CAMERA CORP.
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             (Exact name of registrant as specified in its charter)



       New Jersey                                              13-3152196
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(State or other jurisdiction                                (I.R.S. Employer
 of incorporation)                                       Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
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               (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200



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Item 12.  Results of Operations and Financial Condition

On May 17, 2004, Concord Camera Corp. ("Concord") issued a press release announcing Concord's financial results for the quarter and nine months ended March 27, 2004. A copy of the press release is attached hereto as Exhibit 99.

The press release attached as Exhibit 99 includes Concord's guidance with respect to "net income or loss before non-cash variable stock option expense or income," a non-GAAP number. Because net income or loss computed in accordance with GAAP requires the inclusion of non-cash variable stock option expense or income which is dependent on the market price of Concord's common stock rather than directly linked to Concord's operating performance, Concord uses net income or loss before non-cash variable stock option expense or income to monitor its operating performance and believes that the presentation of its guidance in this manner provides useful information to investors regarding Concord's anticipated financial condition and results of operations.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CONCORD CAMERA CORP.


Date:  May 17, 2004                    By:   /s/ Richard M. Finkbeiner
                                           ---------------------------
                                           Richard M. Finkbeiner
                                           Senior Vice President and
                                            Chief Financial Officer

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